Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of BJ’s Wholesale Club Holdings, Inc. (the “Company”), hereby certifies, to his knowledge, that:
1.The Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended August 1, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 25, 2026

	By:	/s/ Robert W. Eddy
Robert W. Eddy
President and Chief Executive Officer
(Principal Executive Officer)